As filed with the Securities and Exchange Commission on April 24, 2020
Securities Act File No. 33-16245
Investment Company Act File No. 811-05276

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 58 and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Post-Effective Amendment No. 58
(Check appropriate box or boxes)

VALUE LINE FUNDS VARIABLE TRUST
(Exact Name of Registrant as Specified in Charter)
7 Times Square, 16th Floor
New York, NY 10036-6524
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (212) 907-1900
Mitchell E. Appel
Value Line Funds
7 Times Square, 16th Floor
New York, New York 10036-6524
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐   Immediately upon filing pursuant to paragraph (b)
☒   On April 30, 2020 pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   75 days after filing pursuant to paragraph (a)(2)
☐   On (date) pursuant to paragraph (a)(2) of Rule 485.

Value Line
VIP Equity Advantage Fund
A series of Value Line Funds Variable Trust

PROSPECTUS
May 1, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 5
Fund performance Page 8
Management Page 9
Purchase and sale of Fund shares Page 10
Tax information Page 10
Payments to broker-dealers and other financial intermediaries Page 10
How the Fund Is Managed
Investment objectives Page 11
Principal investment strategies Page 11
Non-principal investment strategies Page 13
The principal risks of investing in the Fund Page 14
Who Manages the Fund
Investment Adviser Page 21
Management fees Page 21
Portfolio management Page 21
About Your Account
How to buy and sell shares Page 22
Frequent purchases and redemptions of Fund shares Page 24
Dividends, distributions and taxes Page 25
Other information Page 26
Financial Highlights
Financial Highlights Page 27
For more information Page 29

FUND SUMMARY
Shares of the Fund are offered only to separate accounts that fund certain variable annuity and variable insurance contracts offered by insurance companies that have entered into participation agreements with the Fund (“sponsoring insurance companies”). You should read this Prospectus in conjunction with the prospectus for the relevant variable annuity or variable life insurance policy.
Investment objectives
The Fund’s primary investment objective is capital appreciation. Current income is a secondary investment objective.
Fees and expenses
This table describes the fees and expenses that you may pay in connection with an investment in the Fund. It does not take into account any fees or other expenses of any variable annuity or variable life insurance product. If such fees were reflected, expenses would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses	5.01%
Acquired Fund Fees and Expenses(1)	1.56%
Total Annual Fund Operating Expenses	7.47%
Less: Fee Waiver and Expense Reimbursement(2)	–4.66%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	2.81%

(1)
“Acquired Fund Fees and Expenses” are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds. “Total Annual Fund Operating Expenses” will not correlate to the ratios of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to shareholders (or in the financial highlights table of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect cost of investing in acquired funds.

(2)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated before June 30, 2021 only with the agreement of the Board of Trustees of the Value Line Funds Variable Trust (the “Trust”).

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the fee waiver and expense reimbursement is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Value Line VIP Equity Advantage Fund	$284	$1,773	$3,190	$6,436
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal investment strategies of the Fund
The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or equity-related securities (such as preferred stocks). This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Fund primarily invests in a basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange-traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.
A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that generally seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500® Index or the Bloomberg Barclays US Aggregate Bond Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.
The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities. The Adviser uses the following multi-step process to build and manage the portfolio. The portfolio construction process begins with a proprietary model that ranks all closed-end funds that invest in equity and dividend income producing securities according to a number of factors, including both technical and valuation-driven criteria. The model also filters out the closed-end funds which have extreme or excessive values with respect to characteristics that the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The model also considers, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.
After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary model, including, but not limited to, reviewing each fund’s management, portfolio allocations, and economic assessment. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or dividend income not adequately reflected in their ranking by the proprietary model. The Fund also may invest in equities and equity-related securities, such as ETFs and preferred stocks, that are not ranked by Value Line’s proprietary model but meet the Fund’s investment objectives.
The Fund’s investment in any one underlying fund is not expected to exceed, under normal conditions, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in companies of any market capitalization and, directly or indirectly, in securities of issuers located outside of the United States, including emerging markets. The Adviser anticipates that generally the Fund’s underlying closed-end funds and ETFs will invest primarily in U.S. companies. The closed-end funds and ETFs in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investments, and/or to benefit from (or protect against) an anticipated decline in the value of their investments.
The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission (the “SEC”) to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.
The Adviser may sell a security for a variety of reasons including when it believes the security’s valuation has become less attractive, a less favorable ranking by the model, or more attractive opportunities are identified.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The Fund will be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the Fund invests. There is no assurance that the Fund will achieve its investment objectives. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Fund of Funds Risk. The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to and depend on the performance of the underlying securities, such as the closed-end funds or ETFs, in which it invests. The Fund’s investment in underlying funds exposes the Fund to the risks associated with the types of securities in which the underlying fund invests and the investment techniques that they employ. Market fluctuations will change the weightings of the underlying funds in the Fund’s portfolio from their target weightings. Underlying funds may periodically change their investment objectives, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Shareholders in the Fund will bear the Fund’s operating expenses as well as the Fund’s proportionate share of the expenses of the underlying funds. It is possible to lose money by investing in underlying funds. An investment in an underlying fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or the Adviser. In addition to the risks generally associated with investing in mutual funds, investing in underlying funds that are closed-end funds and ETFs create other risks. For example, certain of the closed-end funds and ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged funds, the more this leverage will magnify any losses on those investments.

The principal risks attributable to the underlying investment companies in which the Fund invests are:
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Quantitative Model Risk. The risk that the proprietary quantitative model used to select the Fund’s investments will be unsuccessful. The Fund’s strategy relies heavily on a quantitative model and the analysis of specific metrics to construct the portfolio. These metrics may not accurately predict a closed-end fund’s performance. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may be unsuccessful at interpreting or implementing the models’ recommendations.

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Asset Allocation Risk. The risk that the selection by the Adviser of certain funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives.

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Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

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Closed-End Fund Investment Risk. The risk that closed-end funds in which the Fund invests will expose the Fund to negative performance and additional expenses associated with investment in such funds, and increased volatility. Closed-end funds frequently trade at a discount from their net asset value (“NAV”), which may affect whether the Fund will realize gain or loss upon its sale of the closed-end funds’ shares. Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

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Exchange-Traded Funds (ETFs) Risk. The risk that the ETF will not closely track its benchmark index, or that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Fund of owning shares of the ETF will exceed those the Fund would incur by investing in such securities directly.

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Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. “Equity securities” include common stocks, preferred stocks, securities issued by investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

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Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time.

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Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and common stock.

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Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may invest in underlying funds directly. By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of those underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

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Foreign Investments Risk. An underlying fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign securities entail certain risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the underlying fund invests, and fluctuations in foreign currency exchange rates may adversely affect the value of foreign securities. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.

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Leverage/Volatility Risk. The use of leverage by the closed-end funds or ETFs in which the Fund invests will cause the value of the Fund’s shares to be more volatile than if the underlying fund did not employ leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. Furthermore, derivative instruments often pose risks similar to the use of leverage, including some types of derivative instruments being highly volatile and subject to occasional rapid and substantial fluctuations in value. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the closed-end funds or ETFs in which the Fund invests) trading positions suddenly turn unprofitable. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns may be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

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Market Risk. The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market. It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

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Short Sale Risk. Short sale risk includes the potential loss of more money than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to an underlying fund.

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Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

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High Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains, including short-term capital gains taxable as ordinary income.

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 14.
Fund performance
The bar chart and table that follows show the average annual returns of the Fund’s shares since inception on January 1, 2015 compared to the performance of a broad based market index (the S&P 500 Index) and the First Trust Equity Closed-End Fund Total Return Index. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Fund’s returns would be less than those shown. All returns reflect reinvested dividends. The Fund’s past performance is not necessarily an indication of how it will perform in the future.

Total returns as of 12/31 (%)

Best Quarter:      Q1 2017    +7.83%
Worst Quarter:       Q4 2018    -14.61%
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 year	3 year	5 year	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	25.21%	9.74%	6.18%	6.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	15.27%	11.70%	11.70%
First Trust Equity Closed-End Fund Total Return Index (reflects no deduction for fees, expenses or taxes)	29.29%	10.81%	6.19%	6.19%
Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Cindy Starke is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2015 when the Fund commenced investment operations.

Purchase and sale of Fund shares
You may invest in the Fund only by purchasing certain variable annuity and variable insurance contracts (“Contracts”) issued by a sponsoring insurance company. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the Fund and review the prospectus for the variable annuity or variable life insurance policy which describes the allocation, transfer and withdrawal provisions of such Contract.
The Fund imposes no minimum investment requirements.
Tax information
For federal income tax purposes, the Fund’s dividends and capital gain distributions are expected to be treated as having been received by the sponsoring insurance company, rather than by the owners of the Contracts (“Contractowners”). Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Contractowners should consult the prospectus for their variable annuity or variable life insurance policy or their tax adviser for a complete discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.
Payments to broker-dealers and other financial intermediaries
The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts sponsored by unaffiliated insurance companies. The Fund and the Adviser and/or the Distributor or other related companies make payments to the sponsoring insurance company (or its affiliates) for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences or other services related to the sale or promotion of the Fund. These payments may be a factor that the sponsoring insurance company considers in including the Fund as an underlying investment option in the variable contracts and may create a conflict of interest by influencing an agent of the sponsoring insurance company or other intermediary to recommend a variable contract and the Fund over another investment. Ask your agent or financial intermediary, or visit the website of the sponsoring insurance company, for more information. The disclosure document for your variable contract may contain additional information about these payments.

HOW THE FUND IS MANAGED
Investment objectives
The Fund’s primary investment objective is capital appreciation. Current income is a secondary investment objective. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.
Principal investment strategies
You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.
The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or equity-related securities (such as preferred stocks). This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Fund primarily invests in a basket of U.S. closed-end funds which the Adviser believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange-traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.
A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that generally seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500 Index or the Bloomberg Barclays US Aggregate Bond Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.
The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities. The Adviser uses the following multi-step process to build the portfolio. The portfolio construction process begins with the proprietary model developed by Value Line that ranks all closed-end funds that invest in equity and dividend producing securities according to a number of factors, including both technical and valuation-driven criteria. The model also filters out the closed-end funds which have extreme or excessive values with respect to characteristics that the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The model also considers, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.
After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary model, including, but not limited to, reviewing each fund’s management, portfolio allocations, and economic assessment. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or dividend income not adequately reflected in their ranking by the proprietary model.
The Fund also may invest in equities and equity-related securities, such as ETFs and preferred stocks, that are not ranked by Value Line’s proprietary model but meet the Fund’s investment objective. The Adviser may invest a portion of the Fund’s assets in ETFs to gain exposure to a broad index of securities in lieu of investing directly in stocks.
The Fund’s investment in any one underlying fund is not expected to exceed, under normal conditions, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in companies of any market capitalization and, directly or indirectly, in securities of issuers located outside of the United States, including emerging markets. The Adviser anticipates that generally most of the Fund’s underlying closed-end funds and ETFs will invest primarily in U.S. companies.
The ETFs and closed-end funds in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investment, and/or to benefit from (or protect against) an anticipated decline in the value of their investments. A short sale involves selling a security that an underlying fund has borrowed from another party in order to hedge against the potential decline in the value of a security it does own, or to realize appreciation from the decline in value of a security it does not own. Leverage arises when an underlying fund enters a transaction that enables it to achieve more investment exposure than could be obtained from fully investing its assets. Such transactions and instruments may include borrowing from banks, investment of collateral from loans of portfolio securities, use of derivatives, when-issued, delayed-delivery, and forward commitment transactions, or, in the case of closed-end funds, issuance of preferred stock.
The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Adviser may sell a security for a variety of reasons including when it believes the security’s valuation has become less attractive, a less favorable ranking by the model, or more attractive opportunities are identified.
The Fund and the underlying funds in which it invests may invest in other securities similar to those described in this section if otherwise consistent with the Fund’s and the underlying funds’ investment objectives and strategies. Additional information about the Fund’s investments and related risks are described in the Fund’s Statement of Additional Information (“SAI”).
Non-principal investment strategies
The Fund may engage in certain investment strategies in addition to its principal investment strategies.
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Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund (or certain underlying funds in which the Fund invests) may invest in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

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Securities lending. In order to generate additional income, the underlying funds in which the Fund invests may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, these underlying funds will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of an underlying fund’s total assets (including the loan collateral). Any cash collateral received by the fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this prospectus regarding the Fund’s investments in particular types of securities.

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Rule 144A securities. The underlying funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. These securities will not be considered illiquid so long as the investment advisers to the underlying funds determine, under guidelines approved by the respective boards, that an adequate trading market exists.

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Business Development Companies or “BDCs”. The Fund may invest in BDCs, which are a special type of closed-end fund that is designed to facilitate capital formation for small and middle-market companies.

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Repurchase Agreements. The Fund and underlying funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to an underlying fund or the Fund. Repurchase agreements involve the purchase of securities by an underlying fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements with termination dates of more than seven days are generally deemed to be illiquid securities. The Fund and each underlying fund may invest up to 15% of its net assets in securities that are illiquid.
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Portfolio turnover. Certain underlying funds may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve their investment objectives. This strategy may result in higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), and may negatively affect the underlying fund’s (and therefore the Fund’s) performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.

Other non-principal investment strategies and the associated risks are discussed in the SAI.
The principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The Fund will also be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the Fund invests. Before you invest in the Fund you should carefully evaluate the risks. The price of the Fund’s shares will increase and decrease according to changes in the value of its investments.
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Fund of Funds Risk. The Fund’s investments are primarily concentrated in the underlying funds, and the Fund’s investment performance is directly related to the investment performance of the underlying funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds’ investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the investment objectives of the underlying funds will be achieved.

Because the Fund invests in the underlying funds, the Fund’s shareholders will be affected by the investment policies of the underlying funds in direct proportion to the amount of assets the Fund allocates to those underlying funds. The Fund may invest in various underlying funds that seek to track certain equity and fixed income indices. Investments in ETFs and index funds will subject the Fund to tracking risk, which is the risk that the ETFs or index fund’s performance will not track the performance of its respective index or reference portfolio. The Fund also may invest in underlying funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the underlying funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Although the Fund may invest in underlying funds holding stocks of any capitalization, mid- and small-capitalization stocks may be riskier than investing in larger, more established companies. The Fund’s investment in underlying funds that invest in fixed income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities. The underlying funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected). The Fund may invest in underlying funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the underlying funds’ investments and the Fund to the extent the Fund invests in those investments directly are discussed in more detail below. In managing the Fund, the Adviser will have the authority to select and substitute underlying funds.
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Quantitative Model Risk. The risk that the proprietary quantitative model used to select the Fund’s investments will be unsuccessful. The Fund’s strategy relies heavily on a quantitative model and the analysis of specific metrics to construct the portfolio. These metrics may not accurately predict a closed-end fund’s performance, and funds previously possessing certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the Adviser may be unsuccessful at interpreting or implementing the models’ recommendations. Any of these factors could cause the Fund to underperform funds with similar strategies that do not select securities based on quantitative analysis.

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Asset Allocation Risk. The risk that the selection by the Adviser of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

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Closed-End Fund Investment Risk. Closed-end funds are subject to the risks of investing in their underlying securities and other instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the Fund invests will be achieved. The Fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.
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Risk of Market Price Discount or Premium from NAV. Shares of closed-end funds frequently trade at a discount or premium to their NAV. The risk that shares will trade at a discount is separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether the Fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ NAVs, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares. If the Fund purchases shares at a premium to their NAV and then sells the shares at NAV or a discount to NAV, the Fund could realize a loss notwithstanding the absence of any change to the NAV of the underlying closed-end fund.

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Leverage Risk. Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

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Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the Fund has invested are solicited to vote, the Adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the Fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Fund to incur additional costs. In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may be required to vote contrary to that which the Adviser believes is in the Fund’s best interests in light of its investment objective and strategy.

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Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. “Equity securities” include common stocks, preferred stocks, securities issued by investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

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Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest is subject to equity security risk and fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time. Common stocks may also be subject to leverage risk.
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Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and equity securities including common stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Exchange-Traded Funds (ETFs) Risk. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Shares of ETFs trade on a securities exchange and may trade at, above, or below their NAV.

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Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may directly invest in the underlying funds, such as closed-end funds and ETFs. By investing indirectly in the underlying funds through the Fund, you will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

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Foreign Investments Risk. An underlying fund may invest in foreign securities, either directly or by purchasing ADRs or other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the underlying fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. Additionally, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.

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Leverage/Volatility Risk. The closed-end funds and/or ETFs in which the Fund invests may employ leverage and may invest in leveraged instruments. The more an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the underlying funds in which the Fund invests did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund and underlying funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund (or any fund in which the Fund invests) to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could result in large losses in cases where the Fund (or any fund in which the Fund invests) is unable to close out the transaction.
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Liquidity Risk. Certain securities in which the Fund invests, including shares of thinly traded closed-end funds, may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Fund to incur expenses in addition to those normally associated with the sale of a security.

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Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

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Market Risk. Market risk is the risk that the value of the securities in which the Fund or an underlying fund invests may go up or down in response to the circumstances of a particular security’s issuer and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund or an underlying fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

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Short Sale Risk. The underlying funds may engage in short sales which involve selling and delivering to a purchaser a security that the underlying fund does not own and has borrowed from a lender. The underlying fund is then obligated to purchase the security at a later date in order to return it to the security’s lender. The underlying fund would realize a gain on the transaction if the price at which it sold the security was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs. The 1940 Act limits the aggregate value of a fund’s short sales to not more than 33 1∕3% of its total assets. There is no assurance that a security needed to cover a short position will be available for purchase at a reasonable price. A short sale of a security creates the risk of an unlimited loss, since the price of a security could theoretically increase without limit. Purchasing securities to close out a short position can itself cause the price of securities to rise further, thereby increasing the loss. Short sales may cause a higher portfolio turnover and increase an underlying fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

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Valuation Risk. The risk that the Fund or an underlying fund has valued certain of its securities at a higher price than it can sell them.

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High Portfolio Turnover Risk. High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser does not know how long or the extent to which the securities markets and economies will continue to be affected by these events. The Adviser also cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund. The effects of a pandemic, including the COVID-19 pandemic, and epidemics may cause the Fund to fail to meet its investment objective.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.
An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Please see the SAI for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

WHO MANAGES THE FUND
The business and affairs of the Fund are managed by the officers of the Trust under the oversight of the Board of Trustees.
Investment Adviser
The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 16th Floor, New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $3.0 billion as of March 31, 2020.
Management fees
For providing advisory services to the Fund and managing its investments for the year ended December 31, 2019, the Adviser was paid a fee at an annual rate of 0.50% of the Fund’s average daily net assets.
A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30.
Portfolio management
Cindy Starke is primarily responsible for the day-today management of the Fund’s portfolio and has been the portfolio manager for the Fund since 2015 when the Fund commenced investment operations and has been with the Adviser since 2014. There is additional information in the SAI about Ms. Starke’s compensation, other accounts she manages and her ownership of Fund shares.

ABOUT YOUR ACCOUNT
How to buy and sell shares

You may invest in the Fund only by purchasing certain Contracts issued by a sponsoring insurance company. The Fund continuously offers its shares to the sponsoring insurance company’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by the sponsoring insurance company, which then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the Fund and review the prospectus for the variable annuity or variable life insurance policy which describes the allocation, transfer and withdrawal provisions of such Contract.
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Distribution plan

In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Fund may pay to the Distributor a fee at an annual rate of 0.40% of the Fund’s average daily net assets. The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund. These activities include, among other things: providing incentives and compensation to the sponsoring insurance company to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by the sponsoring insurance company, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of the sponsoring insurance company regarding the Fund. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.
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Other payments by the Fund

The Fund compensates financial intermediaries, like a sponsoring insurance company, that provide sub-transfer agency and related services to persons who purchase Fund shares as an investment option underlying Contracts issued by such intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary. This fee is in addition to the Rule 12b-1 fee.
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Additional compensation to financial intermediaries

In addition, the Adviser, the Distributor and/or their affiliates (collectively, the “Service Providers”) make payments to the sponsoring insurance company and/or its affiliates (collectively, “intermediaries”), based on the value of shares underlying the

Contracts issued by such sponsoring insurance company, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, or their making shares of the Fund and certain other funds available as underlying investments for the Contracts. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex. Payments of this type are sometimes referred to as revenue-sharing payments.
An intermediary may make decisions about which variable contracts and, which underlying investment options, it offers or recommends, or what services it provides for various products based on the revenue-sharing payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a variable contract and the Fund over another investment. More information regarding these payments is contained in the Fund’s SAI, which is available as described on the back cover page of this Prospectus. Your intermediary may charge you additional fees other than those disclosed in this Prospectus. Please contact your agent or intermediary, or visit the website of the sponsoring insurance company, for more information. The disclosure document for your variable contract may contain additional information about these payments.
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Net asset value

The Fund’s NAV per share is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business. NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices. Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision. The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.
There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by an independent pricing service, or by prices furnished by recognized dealers in such securities. Debt securities which have a maturity of less than 60 days are priced at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.
Frequent purchases and redemptions of Fund shares
Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.
Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:
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sells shares of the Fund within 30 days after the shares were purchased; or

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enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades. If the Distributor determines that a Contractowner has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the separate account to restrict or prohibit further trading by the Contractowner and may refuse to process purchase orders (including purchases by exchange) of such Contractowner.
While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. However, shares of the Fund are held through omnibus accounts maintained by insurance company separate accounts, where the holdings of multiple Contractowners, such as all the clients of one separate account, are aggregated. The ability to monitor trading practices by Contractowners purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding all Contractowners. Should the Fund detect market timing activity, it may terminate the account, or prohibit future purchases or exchanges by a Contractowner. Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to their policies on frequent trading and the restrictions set forth in your Contract. As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.
Dividends, distributions and taxes
All dividends and capital gains distributions of the Fund will be automatically reinvested, at NAV, in additional shares of the Fund unless the sponsoring insurance company elects otherwise. Distributions to a separate account, and exchanges and redemptions of Fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for federal income tax purposes. Contractowners should consult the prospectus for their variable annuity or variable life insurance policy for information regarding the federal income tax treatment of distributions to the separate accounts and to Contractowners (as well as the other federal income tax consequences of owning a Contract).
The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to enable separate accounts investing in the Fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the Fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the Fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts. So long as the Fund qualifies as a “regulated investment company” under Subchapter M of the Code and ensures that its shares are held only by qualifying investors, each segregated asset account investing in the Fund will be entitled to “look through” to the Fund’s portfolio in order to satisfy the diversification requirements. More specific information concerning the diversification requirements is contained in the Fund’s SAI. If the Fund were to fail to comply with the diversification requirements or investor restrictions or fail to qualify as a regulated investment company under the Code, contracts supported by investments in the Fund would likely fail to be treated as annuity, endowment or life insurance contracts under the Code, with the result that all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the Fund were later to become adequately diversified.
Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current law.

Shares of the Fund are offered to more than one insurance company and may support both variable annuity and variable life insurance policies. Investment in the Fund by different unaffiliated insurance companies is called “shared funding” and use of the Fund to support both variable annuity and life insurance variable contracts is called “mixed funding.” The Fund does not foresee a disadvantage to Contractowners resulting from the use of mixed or shared funding, but a conflict could arise among Contractowners’ interests. For example, due to differences in redemption rates, or other considerations, the interests of Contractowners invested in variable life insurance accounts may conflict with those of Contractowners invested in variable annuity accounts. If a material conflict arises, one of the sponsoring insurance companies might make a substantial or full redemption from the Fund. The redemption could force the Fund to sell portfolio securities at disadvantageous prices or disrupt orderly portfolio management to the detriment of remaining Contractowners.
As legal owner of the shares of the Fund attributable to Contracts issued by its separate accounts, each insurance company is entitled to vote those shares with respect to matters submitted to a vote of the Fund’s shareholders. However, the insurance company has informed the Fund that it votes outstanding shares of the Fund attributable to Contracts in accordance with instructions received from Contractowners. The sponsoring insurance company will vote the Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.
Other information

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. Total return does not reflect the effects of charges deducted under the terms of the sponsoring insurance company’s variable contracts. Including such charges would reduce the total return for all years shown. This information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 1-800-243-2729.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.06	$11.89	$10.09	$9.30	$10.00
lncome/(loss) from investment operations:
Net investment income(1)	0.44	0.41	0.64	0.01	0.10
Net gains (losses) on securities (both realized and unrealized)	1.79	(1.75)	1.50	0.90	(0.80)
Total from investment operations	2.23	(1.34)	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	(0.43)	(0.67)	(0.04)	(0.07)	—
Distribution from net realized gains	(0.65)	(0.82)	(0.30)	(0.05)	—
Total distributions	(1.08)	(1.49)	(0.34)	(0.12)	—
Net asset value, end of year	$10.21	$9.06	$11.89	$10.09	$9.30
Total return*	25.21%	(13.03)%	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,473	$2,203	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(2)(3)	5.91%	4.31%	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(3)(4)	1.25%	1.25%	1.39%(5)	1.75%	1.75%
Ratio of net investment income to average net assets	4.14%	3.55%(6)	5.98%	0.68%	2.06%
Portfolio turnover rate	86%	104%	121%	74%	91%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Net investment income (loss) is affected by the timing, and character, of distributions from underlying funds in which the Fund invests.

(2)
Ratio reflects expenses grossed up for the waiver and/or reimbursement by the Adviser, Distributor and sub-transfer agent of certain expenses incurred by the Fund.

(3)
Does not include expenses of underlying funds in which the Fund invests.

(4)
Ratio reflects expenses net of the waiver and/or reimbursement by the Adviser, Distributor and sub-transfer agent of certain expenses incurred by the Fund.

(5)
Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

(6)
The amount previously reported in the Fund’s 2018 Annual Report has been revised. The change was not considered material to the prior period. In the Fund’s 2018 Annual Report, the Fund reported the ratio as 7.45%.

For more information
Two documents are available that offer further information about the Fund:
Annual/Semi-annual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information (“SAI”)
The SAI contains more detailed information about the Fund. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
The Fund’s SAI, annual and semi-annual shareholder reports are not available on the Fund’s website because the Fund’s shares are not available for sale directly to investors. Investors may invest in the Fund by purchasing certain variable annuity and variable insurance contracts issued by the sponsoring insurance company.
You can obtain a free copy of the current annual/semi-annual report by contacting the sponsoring insurance company or:
Online: vlfunds.com/literature/order-literature
By phone: 1-800-243-2729
You can also view or obtain copies of these documents through the SEC:
Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-1520

In person:
at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Investment Adviser	Custodian
EULAV Asset Management 7 Times Square, 16th Floor New York, NY 10036-6524	State Street Bank and Trust Company 1 Iron Street Boston, MA 02210
Value Line VIP Equity Advantage Fund, A series of the Value Line Funds Variable Trust 7 Times Square, 16th Floor, New York, NY 10036-6524	File No. 811-05276

VALUE LINE VIP EQUITY ADVANTAGE FUND
A SERIES OF VALUE LINE FUNDS VARIABLE TRUST
7 TIMES SQUARE, 16TH FLOOR, NEW YORK, NEW YORK 10036-6524
800-221-3253

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line VIP Equity Advantage Fund (the “Fund”) dated May 1, 2020. The Fund is a series of Value Line Funds Variable Trust (the “Trust”). The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in the Fund’s 2019 Annual Report to Contractholders (“Annual Report”) are incorporated by reference in this SAI. A copy of the Annual Report and the Prospectus is available from the Fund upon request and without charge by writing or telephoning the Fund as indicated above.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
History and Classification. The Fund is an open-end, diversified management investment company established as a separate series of the Trust in 2014. The Fund commenced operations on January 1, 2015. The Trust is a Massachusetts business trust, organized in Massachusetts in 1987 as a series trust authorized to issue separate series of shares of beneficial interest. In September 2014, the Trust changed its name from “Value Line Strategic Asset Management Trust” to “Value Line Funds Variable Trust.” Only the Fund is described in this SAI. The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust. Shares of the Fund are issued and redeemed only in connection with investments in and payments under variable annuity and variable life insurance contracts offered by insurance companies that have entered into participation agreements with the Fund (“sponsoring insurance companies”).
Non-principal Investment Strategies and Associated Risks
The following supplements the information concerning the Fund’s investment objectives, policies and limitations found in the Prospectus. The Fund invests substantially all of its assets in other funds. The other funds in which the Fund invests are referred to in this SAI as “Underlying Funds.” Unless otherwise indicated, this information in this section applies to the Fund directly and indirectly through its investment in Underlying Funds, and references to the Adviser and the Board of Trustees of the Fund apply to an Underlying Fund’s investment adviser and board unless the context requires otherwise.
The Adviser anticipates that the number and identity of the Underlying Funds and other investments will vary over time as a result of allocations and reallocations among new and existing Underlying Funds and the performance of each Underlying Fund as compared to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in an Underlying Fund in non-voting form or limit its voting rights to a certain percentage.
Closed-end Investment Companies. The Fund invests in closed-end investment companies or funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets.
Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.
The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.
The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.
The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value, at a premium to net asset value or at par. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.
Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.
Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Fund can lose money through its stock investments.
Convertible Securities. The Fund and the Underlying Funds may invest in convertible securities, including synthetic convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond. Synthetic convertible bonds in which the Fund invests may be created by investment banks and brokerage firms. These may include structured equity linked products and index-linked and equity-linked convertible structured notes. Because convertible securities have characteristics of both bonds and common stocks, they are subject to risks associated with both debt securities and equity securities. See “Lower Rated Securities,” “Common Stock,” “Corporate Debt Securities” and, in the case of synthetic convertible securities, “Hybrid Instruments” below.
Corporate Debt Securities. Corporate debt securities are long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. Underlying Funds may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. An Underlying Fund’s investment adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.
Equity-Linked Securities. Underlying Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that an Underlying Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. In addition, an Underlying Fund, and therefore the Fund, bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to an Underlying Fund’s restriction on investments in illiquid securities. See “Foreign Securities” and “Illiquid and Restricted Securities” below.
Event-Linked Exposure. Underlying Funds may obtain event-linked exposure by investing in “event-linked bonds” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. These event-linked bonds are commonly referred to as “catastrophe bonds.” For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose an Underlying Fund, and therefore the Fund, to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” below.
Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.
Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.
Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.
Foreign Securities. An Underlying Fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs. Purchases of foreign equity securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.
Hybrid Instruments. The Fund and the Underlying Funds may acquire hybrid securities. A third party or the Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”). The income producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants that result in a gain if the price of the common stock exceeds the exercise price during the exercise period. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, increased total return, and replication of the performance of another security. However, the performance of a hybrid security may differ from that of the security it seeks to replicate because the hybrid security comprises two or more separate securities, each with its own market value that together determine its value. Also, some hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes an Underlying Fund, and therefore the Fund, to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities, which may include certain private funds, are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act. However, a large institutional market exists for certain securities that are not registered under the 1933 Act, including the resale of certain securities to qualified institutional buyers pursuant to a “safe harbor” provided in Rule 144A under the 1933 Act. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.
Liquidity Risk Management Rules. In October 2016, the SEC adopted liquidity risk management rules that require open-end funds to establish a liquidity risk management program and provide additional disclosures about a fund’s redemptions and liquidity risk. The Value Line Funds have included the expanded disclosure to contract owners and appointed a liquidity program administrator to implement the program under the Board’s oversight. Implementation of the remaining portions of the Fund’s liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment,” took effect in June 2019. The precise impact the rules will have on the Fund and on the open-end fund industry has not yet been determined, and there can be no assurance that new risk management practices will enable the Fund to manage liquidity successfully in all market environments.
Investment Company Securities and Exchange-Traded Funds. The Fund will invest in securities issued by other investment companies, including open-end and closed-end investment companies, such as ETFs. When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. Certain of the investment companies in which the Fund invests may follow “passive strategies” by holding securities included in, or representative of, an underlying index. Although the Fund invests in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index. The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries. Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively. The Fund may also invest in investment companies that are not registered under the 1940 Act. Unique risks, described in greater detail above, are associated with investing in ETFs or such unregistered funds.
The Fund’s investments in other investment companies are subject to limitations prescribed by the 1940 Act, unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the SEC or exemptive orders therefrom. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (referred to as the “3% Limitation,” “5% Limitation” and “10% Limitation,” respectively). These limitations do not apply to the Fund’s investments in money market funds, which are permitted to exceed the 3%, 5% and 10% Limitation pursuant to SEC Rule 12d1-1 under the 1940 Act. Further, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if  (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1∕2%. In the alternative, SEC Rule 12d1-3 provides that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1∕2%, provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. rules. An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. As a result, the Fund’s liquidity will be limited with respect to its investment in other funds. Also, to rely on Section 12(d)(F) of the 1940 Act, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In the future, the Fund and the Adviser may apply to the SEC for an order exempting the Fund from certain provisions of the 1940 Act that otherwise prevent the Fund from investing in other investment companies over the limits described above.
Certain ETFs have obtained exemptive relief to allow purchases of their shares by other investment companies like the Fund in excess of the 3% Limitation. However, such exemptive relief is only available if both the Fund and the ETF take appropriate steps to comply with the conditions of the exemptive order granting such relief. The Fund may need to vote proxies relating to the ETF shares in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other owners of ETF shares.
Unregistered Funds. The Fund invests in Underlying Funds, which may invest in other funds, which may not be registered as investment companies under the 1940 Act. Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the Fund (or Underlying Fund). The Fund (or Underlying Fund) may be unable to liquidate an investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in an unregistered fund, the Fund (or Underlying Fund) may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of the Adviser to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons. The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains. The value of the Fund’s (or Underlying Fund’s) interest in these unregistered funds will be affected by these fees.
Lower Rated (High Yield) Securities.  An Underlying Fund may invest in debt securities that are rated below-investment grade. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities. Many are not registered for sale under the 1933 Act and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or Underlying Fund.
Preferred Stock.  The Fund as well as Underlying Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Real Estate Securities and Related Derivatives.  An Underlying Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. An Underlying Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund when investing in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
Repurchase Agreements. The Fund and the Underlying Funds may invest temporary cash balances in repurchase agreements to generate current income. A repurchase agreement involves a sale of securities to a fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
Securities Lending. The Underlying Funds may lend portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit), or money market funds maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Underlying Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Underlying Fund. The Underlying Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Underlying Fund in permissible investments, or a fee, if the collateral is U.S. government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Underlying Fund may pay lending fees to the party arranging the loan.

Short Sales. An Underlying Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions. A short sale is a transaction in which the Underlying Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Underlying Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Underlying Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Small Capitalization and Newer Companies. An Underlying Fund may invest in securities issued by companies that have been formed more recently and/or have smaller market capitalizations. Such companies typically pose greater risk than investing in larger, more established companies. Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies. Smaller companies may be followed less actively by analysts and have less readily available information. In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or over-the-counter markets, resulting in greater price fluctuations and susceptibility to selling pressure.
Warrants and Stock Purchase Rights. The Fund and the Underlying Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
When-Issued, Delayed Delivery and Forward Commitment Transactions. An Underlying Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Underlying Fund has committed to purchase prior to the time delivery of the securities is made, although the Underlying Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Underlying Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Underlying Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Underlying Fund’s other investments. If the Underlying Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Underlying Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Underlying Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss. The Underlying Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.
Temporary Defensive Positions. The Fund may, without limit, invest in U.S. government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objective.
Fund Fundamental Policies.
In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:
Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:
Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.
Borrowing.	2.	borrow money.
Senior Securities.	3.	issue senior securities.
Lending.	4.	make loans.
Real Estate & Commodities.	5.	purchase or sell commodities or real estate.
Underwriting Securities.	6.	underwrite the securities of other issuers.
The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of  (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.
Non-fundamental Policies.
The following policy is considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders. The Fund normally invests at least 80% of its assets in equity and equity related securities. This 80% policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s investment objective is also non-fundamental. The primary investment objective is capital appreciation. Current income is a secondary investment objective.
Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies, its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.
Additional Information about the Fund’s Policies.
The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of other investment companies or securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.
For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.
For purposes of fundamental policy (4), the fund may not lend more than 33 1∕3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.
For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.
For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees. The following table sets forth information on each Trustee and officer of the Fund. Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”). Each Trustee serves until his or her successor is elected and qualified.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee*
Mitchell E. Appel Age: 49	Trustee	Since 2014	President of each of the Value Line Funds; Trustee, President and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	11	Forethought Variable Insurance Trust
Non-Interested Trustees
Joyce E. Heinzerling Age: 63	Trustee	Since 2014	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	11	None
James E. Hillman Age: 63	Trustee (Chair of the Board of the Value Line Funds since April 2016)	Since 2015	Chief Financial Officer Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	11	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Trustee	Since 2014	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Trustee	Since 2014	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2014	President of each of the Value Line Funds; Trustee, President and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2014	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – 2019).
Emily D. Washington Age: 41	Vice President and Secretary	Since 2014
Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020; Secretary of the Adviser since 2011.

Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020
Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.
Committees. The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at most meetings of the Audit Committee. There were four meetings of the Audit Committee during the last calendar year. There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available). There were no meetings of the Valuation Committee during the last calendar year. The Valuation Committee may review any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees. There is also a combined Nominating/Governance Committee consisting of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters. The Nominating/Governance Committee generally will not consider nominees recommended by shareholders. The Nominating/Governance Committee met two times during the last calendar year.
Board Structure. The Board is comprised of five Trustees, four of whom (80%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Board has appointed Mr. James E. Hillman (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees. The Valuation Committee is composed of an Independent Trustee and an interested Trustee. See “Committees” above for a further description of the composition, duties and responsibilities of these committees.
The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Trustees is appropriate and in the best interests of Fund shareholders.
Risk Oversight. As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Trustees, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of Trustees. The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.
Mr. Appel has served as an interested Trustee on the Board since the Fund’s inception. His relevant experience includes serving as President of each Value Line Fund since 2008, and President of the Adviser since February 2009.
Ms. Heinzerling has served as an Independent Trustee on the Board since the Fund’s inception. Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Trustee on the Board since March 2015 and Chairman of the Board since April 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of four registered investment advisors and a tax partner of two public accounting firms.

Dr. Roberts has served as an Independent Trustee on the Board since the Fund’s inception. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Ms. Sheerr has served as an Independent Trustee on the Board since the Fund’s inception. Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.
The following table sets forth information regarding compensation of Trustees by the Fund and the eleven other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 2019. Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.
Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex
Interested Trustee
Mitchell E. Appel	$-0-	None	None	$-0-
Non-Interested Trustees
Joyce E. Heinzerling	$68	None	None	$89,370
James E. Hillman	$80	None	None	$104,326
Paul Craig Roberts	$67	None	None	$88,000
Nancy-Beth Sheerr	$70	None	None	$92,000
None of the Trustees own any shares of the Fund. The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in all of the Value Line Funds as of December 31, 2019:
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Trustee
Mitchell E. Appel	None	Over $100,000
Non-Interested Trustees
Joyce E. Heinzerling	None	$50,001 – $100,000
James E. Hillman	None	Over $100,000
Paul Craig Roberts	None	Over $100,000
Nancy-Beth Sheerr	None	$10,001 – $50,000
As of March 31, 2020, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than the Adviser, which owned approximately 8.3% of the outstanding shares of the Fund and The Guardian Insurance & Annuity Company, Inc. (“GIAC"), which owned approximately 91.7%. The address of the Adviser is 7 Times Square, 16th Floor, New York, NY 10036-6524. Because GIAC had control, directly or indirectly, of approximately 91.7% of the voting securities of the Fund as of that date, the Fund could be deemed under the control of GIAC. However, such shares are allocated to one or more Guardian separate accounts which are registered as unit investment trusts under the 1940 Act, and when a shareholders’ meeting occurs, GIAC solicits and accepts voting instructions from its contractowners who have been allocated monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund’s shares that are attributable to its contractowners’ interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectus for its variable annuities and variable life insurance policies. The address of GIAC is 7 Hanover Square, New York, New York. GIAC, a Delaware corporation, is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.
None of the non-interested Trustees, nor his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.
Proxy Voting Policies
As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. As described in the “Investment Company Securities and Exchange-Traded Funds” risk above, the Adviser may be required to vote shares of investment companies, including the Underlying Funds, in accordance with instructions from the Fund’s shareholders or in the same proportion as the vote of all other holders of such security. The Adviser endeavors to vote proxies relating to portfolio securities (other than shares of these investment companies) in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.
Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC. The Adviser generally anticipates that it will follow the recommendations of Broadridge.
The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.
Election of Trustees, Corporate Governance and Routine Matters
The Fund generally supports management on routine corporate matters and matters relating to corporate governance, such as:

•
Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

•
Shareholder rights and recapitalization measures; and

•
The selection of independent accountants.

The types of matters of corporate governance that the Adviser would expect to vote against include:
•
The adoption of a classified board;

•
The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

•
The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans
The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.
Social Policy Based Proposals
Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.
If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.
Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.
Shareholders may also obtain a copy without charge of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI.
Disclosure of Portfolio Holdings
The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.
Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the sponsoring insurance companies, (ii) the Fund’s service providers, and (iii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees. The Fund’s service providers, as identified elsewhere in this SAI, are its accountants, administrator, custodian, counsel, pricing services and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to the sponsoring insurance companies and such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others. Sponsoring insurance companies that receive nonpublic portfolio holdings information sign a participation agreement with confidentiality provisions that require the insurance company and its affiliates to keep this nonpublic portfolio information strictly confidential and not to engage in trading on the basis of the information.
Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Trustees. The Fund does not release portfolio holdings information to any person for compensation.
The Board of Trustees of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on their implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES
Investment Adviser. For providing advisory services to the Fund and managing its investments for the year ended December 31, 2019, the Adviser was paid a fee at an annual rate of 0.50% of the Fund’s average daily net assets. During the fiscal years ended December 31, 2017, 2018 and 2019, the Fund accrued advisory fees of $18,597, $13,103 and $12,146, respectively, all of which were waived by the Adviser. As described below, the Adviser is a party to an Expense Limitation Agreement. See “Expense Limitation Agreement” below.
The investment advisory agreement provides that the Adviser shall render investment advisory services and certain other services to the Fund. The Adviser is responsible for furnishing, at its expense, all necessary services, facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement, subject to its ability to use soft dollars to the extent approved by the Board of Trustees. In addition, the Adviser is responsible for paying for the compensation (if any) of the Trustees who are affiliated with, or “interested persons” (as defined in the 1940 Act) of, the Adviser and any of the Adviser’s officers or employees who are appointed as officers of the Trust. Although the Adviser may, it is not required to, pay expenses of activities which are primarily intended to result in sales of shares of the Fund.
The investment advisory agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The investment advisory agreement may be terminated by the Trust on behalf of the Fund, or by the Adviser, on 60 days’ written notice without penalty. The investment advisory agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.
The Adviser is not required to pay any expenses which investment advisory agreement does not expressly state will be payable by the Adviser. In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay any Trust or Fund expense. Expenses payable by the Fund include without limitation: (i) interest and taxes; (ii) brokerage commissions, mark-ups and mark-downs, and other costs in connection with the purchases or sale of securities and other financial instruments; (iii) insurance premiums for fidelity and other insurance coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with the Adviser; (v) legal, audit, bookkeeping, pricing, valuation, transfer agent, dividend disbursing agent, administration and accounting expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incidental to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the 1940 Act or incurred in complying therewith; (x) expenses of printing and mailing prospectuses, reports and notices and proxy materials to shareholders of the Fund; (xi) all expenses incidental to holding meetings of the Fund’s shareholders; (xii) expenses in connection with membership in investment company organizations; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions; (xiv) the cost of preparing and distributing reports and notices to shareholders, the Commission and other regulatory authorities; and (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and trustees with respect thereto. Value Line, Inc. (“Value Line”) provides the Adviser with the proprietary model used to rank closed-end funds at no cost.

The Adviser currently acts as investment adviser or manager to 10 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $3.0 billion as of March 31, 2020. Certain of the Adviser’s clients have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for these or other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.
The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.
Ownership and Control of the Adviser. The Adviser’s voting securities are currently held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser. Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors. Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel. The current trustees and holders of the Adviser’s voting profits interests are: Mr. Appel, Avi T. Aronovitz, John P. Ellis, Robert E. Rice and R. Alastair Short.
A non-voting profits interest and a non-voting revenues interest in the Adviser is retained by its predecessor, Value Line, Inc. Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions. However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.
Value Line has (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.
Principal Underwriter. The Trust has entered into a distribution agreement on behalf of the Fund with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 16th Floor, New York, New York 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”). The Distributor also serves as distributor to the other Value Line Funds.

Expense Limitation Agreement. The Adviser and the Distributor are parties with the Fund to an Expense Limitation Agreement pursuant to which fees are first waived by the Adviser and the Distributor in proportion to their advisory fees and Rule 12b-1 fees respectively, and then any additional reimbursement necessary to limit the Fund’s total annual operating expenses (other than those attributable to Underlying Funds’ fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets is paid by the Adviser (the “Expense Limitation”). For 2019, the Adviser and the Distributor each waived their fees and the Adviser reimbursed the Fund expenses of  $89,776. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2021 only with the agreement of the Board of Trustees.
Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Fund pays State Street a fee at the rate of  $88,100 per annum for providing these services. State Street, whose address is 1 Iron Street, Boston, Massachusetts 02210, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. DST Asset Manager Solutions, Inc., whose address is 330 W. 9th Street, Kansas City, Missouri 64105, provides certain transfer agency functions to the Fund.
PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, New York 10017, acts as the Fund’s independent registered public accounting firm.
Portfolio Manager
Ms. Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio.
Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.
Other Accounts Managed. Ms. Starke is primarily or jointly responsible for the day-to-day management of 3 Value Line Funds with combined total assets at December 31, 2019, of approximately $755 million.
Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable. The Adviser currently does not have any private accounts.
Ownership of Securities. Ms. Starke does not own any shares of the Fund.
SERVICE AND DISTRIBUTION PLAN
The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. During 2019, fees amounting to $9,717 before fee waivers were accrued under the Plan. The Distributor incurred $12,859 in related distribution expenses. A report of the amounts expended under the Plan is submitted to the Board of Trustees each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.
The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to: (i) costs of printing and distributing the Fund’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund; (iii) providing incentives and compensation to the sponsoring insurance company to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; (iv) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by the sponsoring insurance company in funding Contracts; and (v) compensation to employees or account executives and reimbursement of their expenses as well as overhead and telephone costs of such employees or account executives. The Distributor and each sponsoring insurance company have entered into a participation agreement regarding the offering of the Fund’s shares as an investment option for variable annuity and variable life contracts issued by the sponsoring insurance company. Pursuant to its participation agreement, GIAC is entitled to receive a fee from the Distributor in the amount 0.40% on shares attributable to Contracts purchased by its customers. Pursuant to its participation agreement, Ameritas Life Insurance Corp. is entitled to receive a fee from the Distributor in the amount of 0.25% on shares attributable to Contracts purchased by its customers.
The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.
The Plan is subject to annual approval by the Trustees, including the non-interested Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of beneficial interest in the Fund. Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.” Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Trustees has a financial interest in the operation of the Plan.
The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objective. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.
Sub-Transfer Agency Services and Fees. In addition, the Fund compensates financial intermediaries, including the sponsoring insurance company, that provide sub-transfer agency and related services to persons who purchase Fund shares as an investment option underlying Contracts issued by the financial intermediaries (“Contractholders”). Financial intermediaries may include, but are not limited to, insurance companies, banks, broker-dealers, or other institutions and their respective affiliates. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary and (ii) the amount by which the fees charged by the financial intermediary for offering the Fund as an underlying investment option for Contracts and/or providing shareholder, sub-transfer agency and related services to those Contractholders exceed the amount paid under the Fund’s Plan with respect to such Fund assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The plan pursuant to which the sub-transfer agency fee is paid is subject to annual approval by the Board and is terminable at any time by the Board. In addition to a financial intermediary receiving a sub-transfer agency fee and payments under the Fund’s Plan, additional payments may be made to the financial intermediary by the Distributor, the Adviser and their affiliates out of their own assets as described below.
Additional Financial Intermediary Compensation
The Fund is available as an underlying investment for variable annuity and variable life insurance Contracts sponsored by an insurance company. Each sponsoring insurance company, its affiliates and other financial intermediaries (collectively, “intermediaries”) receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Trust on behalf of the Fund and/or from the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”). The amount of such payments may be based on a variety of factors, including sales of Fund shares as an investment options under the Contracts or the value of shares underlying the Contracts, and in certain instances are subject to minimum payment levels. Compensation from the Service Providers may vary among intermediaries. Such compensation is in addition to the asset-based charges paid to intermediaries by the Fund under the Plan and the sub-transfer agency plan. These payments may take the form of, among other things: “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of underlying investment options; “distribution and marketing support” fees for providing assistance in promoting the sale of the Fund’s shares and/or Contracts; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts. You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above.
Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments to intermediaries do not increase the price paid by investors for the purchase of shares of the Fund or other funds. The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments. Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.
Payments to an intermediary may be significant to the intermediary and amounts that intermediaries pay to your agent, salesperson, financial advisor or other investment professional may also be significant for your agent, salesperson, financial advisor or other investment professional. Because an intermediary may make decisions about which variable annuity and variable life insurance contracts, and which underlying investment options, it will offer or recommend to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients, and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments. The same conflict of interest exists with respect to your agent, salesperson, financial advisor or other investment professional if he or she receives similar payments from his or her intermediary firm.
The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.40% of the Fund’s average daily net assets. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of assets of the Fund to any intermediary is the lower of  (i) 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary and (ii) the amount by which the fees charged by the intermediary for offering the Fund as an underlying investment option for Contracts and/or providing shareholder, sub-transfer agency and related services to those Contractholders exceed the amount paid under the Fund’s Plan with respect to such Fund assets. Generally, the maximum amount of additional compensation that the Service Providers pay to any intermediary from their own assets is 0.05% of the Fund’s average daily net assets. However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan or if payments for sub-transfer agency and related services are not paid by the Fund (e.g., because of an agreement to limit the Fund’s expense ratio), such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.
Commission rates and spreads, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Research services provided to the Adviser by broker-dealers are available for the benefit of all Value Line Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by the Fund will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Fund or the Adviser of expenses which they would otherwise have to pay. The advisory fee paid by the Fund to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.
During the fiscal years ended December 31, 2017, 2018 and 2019, the Fund paid brokerage commissions of $3,788, $3,101 and $2,562, respectively, all of which was paid to brokers or dealers solely for their services in obtaining best prices and executions.
Portfolio Turnover. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.
CAPITAL STOCK
The Fund is a series of the Trust. The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, each with $.01 par value, and to divide the shares of the Trust into separate and distinct series representing interests in different investment portfolios. As of the date of this SAI, the Trustees have authorized two series of the Trust, one of which is the Fund.
The Declaration also authorizes the Trustees to classify and reclassify the shares of the Fund (or any series of the Trust) into one or more series. Each share of the Fund represents a proportionate interest in the assets belonging to the Fund and has one vote, with fractional shares voting proportionately. Shares of the Fund have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Purchases. Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Fund are available to the public through the purchase of certain contracts or policies issued by the sponsoring insurance companies. There are no minimum investment requirements.
Redemptions. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange (the “NYSE”) is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time.
Calculation of Net Asset Value. The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares. Securities for which market prices or quotations are readily available are priced at their market value, which in the case of equity securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.
TAXES
The following is a summary of certain U.S. federal income tax considerations that may affect the Fund and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Fund also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisers as to the tax consequences of an investment in the Fund.
The Fund intends to qualify as a “regulated investment company” under the Code for each taxable year. If the Fund so qualifies, it will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that it distributes at least the sum of 90% of its net investment income and 90% of its net exempt-interest income (if any) and complies with the requirements described in the next paragraph regarding the sources of its income and diversification of its assets. If the Fund were to fail to qualify as a regulated investment company under the Code for any year, the Fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in the fund by insurance company separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for Contractholders as described below.
In order to qualify as a regulated investment company under the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company segregated asset accounts. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each segregated asset account. Section 817(h) and the regulations thereunder limit the extent to which the assets of a segregated asset account may be represented by any one, two, three or four investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Section 817(h) provides, as a safe harbor, that a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. However, it is not expected that any segregated asset accounts invested in the Fund will be able to rely on this safe harbor, because the Fund expects that more than 55% of its investments will be in other regulated investment companies.
For purposes of the Section 817(h) diversification requirements, a segregated asset account investing in shares of a regulated investment company will be entitled to “look through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided that the shares of such regulated investment company are generally held only by segregated asset accounts of insurance companies and certain other permitted shareholders. Although the shares of the Fund are intended to be held only by such permitted shareholders, the shares of the Underlying Funds will be held by non-permitted shareholders. As a result, it is not expected that segregated asset accounts investing in the Fund will be able to look through to the assets of the Underlying Funds in applying the diversification requirements.
In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts. Under these rules, generally Contractholders must not be able to direct the Fund’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Fund. The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a segregated asset account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the segregated asset account. It cannot be known what standards (if any) might be set forth in such future pronouncements, possibly with retroactive effect.
Failure by a segregated asset account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Any such failure may also result in adverse consequences for the insurance company issuing the contracts. In addition, failure by the Fund to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Fund to penalty taxes (or interest charges in the nature of a penalty tax), require the Fund to dispose of certain assets or subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders. The discussion below generally is based on the assumption that the shares of the Fund will be treated for federal income tax purposes as owned by the insurance company separate account and not by the Contractholders and that the Fund will continue to qualify as a regulated investment company.
Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.
For U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). At December 31, 2019, the Fund had capital loss carryforwards as follows: unlimited short-term losses of  $34,596 and unlimited long-term losses of $6,173.
Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.
To the extent that an Underlying Fund invests in stock of foreign issuers, the Fund may indirectly be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by an Underlying Fund, even if the Underlying Fund passes such taxes through to the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.
If an Underlying Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the

Underlying Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to the Fund any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in Underlying Funds that invest in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
FINANCIAL STATEMENTS
The Fund’s financial statements for the year ended December 31, 2019, including the financial highlights for each of the five fiscal years in the period ended December 31, 2019, appearing in the 2019 Annual Report to Contractholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI.

PART C: OTHER INFORMATION
Item 28.    Exhibits.
(a)	(1) Declaration of Trust(1)
(a)	(2) Amendment to the Declaration of Trust and Establishment and Designation of Series(6)
(b)	By-laws (1) and Amendment to the By-laws(5)
(c)	Not applicable
(d)	(1) Investment Advisory Agreement of Value Line Strategic Asset Management Trust(4)
(d)	(2) Investment Advisory Agreement of Value Line VIP Equity Advantage Fund(7)
(d)	(3) Permanent Fee Waiver of Value Line VIP Equity Advantage Fund(12)
(e)	(1) Distribution Agreement of Value Line Strategic Asset Management Trust(4)
(e)	(2) Distribution Agreement of Value Line VIP Equity Advantage Fund(7)
(f)	Not applicable
(g)	(1) Custodian Agreement of Value Line Strategic Asset Management Trust(1)
(g)	(2) Custodian Agreement of Value Line VIP Equity Advantage Fund(8)
(h)	(1) Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line Strategic Asset Management Trust(1)
(h)	(2) Amendment No. 1 to Participation Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line Funds Variable Trust(9)
(h)	(3) Fee Waiver Agreement of Value Line Strategic Asset Management Trust dated February 25, 2019(10)
(h)	(4) Restated Expense Limitation Agreement and Amendment of Value Line VIP Equity Advantage Fund dated June 20, 2019(†)
(h)	(5) Administration Agreement with State Street Bank and Trust Company of Value Line Strategic Asset Management Trust(3)
(h)	(6) Administration Agreement with State Street Bank and Trust Company of Value Line VIP Equity Advantage Fund(8)
(h)	(7) Agreement with Ameritas Life Insurance Corp. of New York(13)
(h)	(8) Amendment to Restated Expense Limitation Agreement effective May 1, 2020(†)
(i)	(1) Legal Opinion for Value Line Strategic Asset Management Trust(1)
(i)	(2) Legal Opinion for Value Line VIP Equity Advantage Fund(13)
(j)	Consent of Independent Registered Public Accounting Firm(†)
(k)	Not applicable
(l)	Not applicable
(m)	(1) Service and Distribution Plan of Value Line Strategic Asset Management Trust(2)
(m)	(2) Service and Distribution Plan of Value Line VIP Equity Advantage Fund(7)
(n)	Code of Ethics of the Fund, the Adviser and the Distributor(5)
(r)	(1) Powers of Attorney(7)
(r)	(2) Power of Attorney for Mr. Hillman(9)

(1)
Filed as an exhibit to Post-Effective Amendment No. 12, filed February 26, 1999, and incorporated herein by reference.

(2)
Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 2003, and incorporated herein by reference.

(3)
Filed as an exhibit to Post-Effective Amendment No. 21, filed April 27, 2007, and incorporated herein by reference.

(4)
Filed as an exhibit to Post-Effective Amendment No. 26, filed February 20, 2011, and incorporated herein by reference.

(5)
Filed as an exhibit to Post-Effective Amendment No. 28, filed April 27, 2012, and incorporated herein by reference.

(6)
Filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.

(7)
Filed as an exhibit to Post-Effective Amendment No. 35, filed October 27, 2014, and incorporated herein by reference.

(8)
Filed as an exhibit to Post-Effective Amendment No. 36, filed December 5, 2014, and incorporated herein by reference.

(9)
Filed as an exhibit to Post-Effective Amendment No. 38, filed April 30, 2015, and incorporated herein by reference.

(10)
Filed as an exhibit to Post-Effective Amendment No. 41, filed April 29, 2016, and incorporated herein by reference.

(11)
Filed as an exhibit to Post-Effective Amendment No. 46, filed April 28, 2017, and incorporated herein by reference.

(12)
Filed as an exhibit to Post-Effective Amendment No. 51, filed April 23, 2018, and incorporated herein by reference.

(13)
Filed as an exhibit to Post-Effective Amendment No. 55, filed April 24, 2019, and incorporated herein by reference.

†
Filed herewith.

Item 29.   Persons Controlled by or Under Common Control with Registrant.
None.
Item 30.   Indemnification
Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12, filed February 26, 1999.
Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Business or Other Connections of Investment Adviser.
EULAV Asset Management, the investment adviser of the Value Line VIP Equity Advantage Fund and Value Line Strategic Asset Management Trust, acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32.
Name	Position With the Adviser	Other Employment Within the Past Two Years
Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer and President of the Distributor; President and Director of each of the Value Line Funds.
Robert Scagnelli	Vice President	Vice President of the Distributor; Vice President, Assistant Treasurer and Assistant Secretary of each of the Value Line Funds.
Anthony Frazia	Chief Compliance Officer
Compliance Officer, Northern Lights Compliance Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 since November 2018; Senior Managing Consultant specializing in Regulatory/Operational Compliance for Mutual Funds, RIAs, BDs, Hedge Funds and Private Equity clients at GFO Solutions, Inc., 2016 – 2018.

Avi T. Aronovitz	Trustee	Chief Financial Officer, Socure, Inc., 330 Seventh Avenue, New York, NY 10011, since May 2017.
John P. Ellis	Trustee	Partner, Sudbury Road Associates Inc. since 2019; Senior Vice President, Fox Business Network, 1211 Avenue of the Americas, New York, NY 10036 until 2019.
Robert E. Rice	Trustee	Managing Director, Tangent Capital, 135 East 57th Street, New York, NY 10022.
R. Alastair Short	Trustee	Director and Chairman of Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017; Director and Chairman of the Audit Committee, Van Eck Vectors ETFs, 335 Madison Avenue, NY, NY 10017.
The business address of the Distributor and the Value Line Funds is 7 Times Square, 16th Floor, New York, NY, 10036-6524.
Item 32.   Principal Underwriters.
(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds: Value Line Mid Cap Focused Fund, Inc.; Value Line Capital Appreciation Fund, Inc.; Value Line Select Growth Fund, Inc.; Value Line Larger Companies Focused Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of Value Line Funds Variable Trust; Value Line VIP Equity Advantage Fund, a series of Value Line

Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; and Value Line Tax Exempt Fund, Inc.
(b)
(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant
Mitchell Appel	President	President and Director
Raymond Stock	Vice President; Secretary	None
Robert Scagnelli	Vice President	Vice President; Assistant Treasurer and Assistant Secretary
Howard Spindel	Chief Compliance Officer	None
The business address of each of the officers and directors is 7 Times Square, 16th Floor, New York, NY 10036.
(c)
Not applicable.

Item 33.   Location of Accounts and Records.
EULAV Asset Management
7 Times Square, 16th Floor,
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

DST Asset Manager Solutions, Inc.
330 W. 9th Street
Kansas City, MO 64105
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210
For all other records
Item 34.   Management Services.
None.
Item 35.   Undertakings.
Not applicable.

NOTICE
A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by the Trustees of the Trust as trustees and not individually and that the obligations arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually, but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2020.
VALUE LINE FUNDS VARIABLE TRUST
By:	/s/ Mitchell E. Appel Mitchell E. Appel, Trustee, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
Joyce E. Heinzerling* (Joyce E. Heinzerling)	Trustee	April 24, 2020
James E. Hillman** (James E. Hillman)	Trustee	April 24, 2020
Paul Craig Roberts* (Paul Craig Roberts)	Trustee	April 24, 2020
Nancy-Beth Sheerr* (Nancy-Beth Sheerr)	Trustee	April 24, 2020
/s/ Mitchell E. Appel (Mitchell E. Appel)	Trustee; President and Chief Executive Officer (Principal Executive Officer)	April 24, 2020
/s/ Christopher W. Roleke (Christopher W. Roleke)	Treasurer; Principal Financial and Accounting Officer	April 24, 2020
*By:	/s/ Mitchell E. Appel (Mitchell E. Appel, attorney-in-fact)

*
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.

**
Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 38, filed April 30, 2015, and incorporated herein by reference.

EXHIBIT INDEX
Exhibit Number	Document Title
(h)(4)	Restated Expense Limitation Agreement and Amendment dated June 20, 2019
(h)(8)	Amendment to Restated Expense Limitation Agreement effective May 1, 2020
(j)	Consent of Independent Registered Public Accounting Firm